UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

UNITED STATES BRENT OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34704	27-0925904

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(510) 522-9600	1999 Harrison Street, Suite 1530 Oakland, California 94612

Registrant’s telephone number,	(Address of principal executive offices) (Zip Code)
including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 31, 2014, the United States Brent Oil Fund, LP (the “Registrant”) issued its annual financial statements for the year ended December 31, 2013, as required pursuant to Rule 4.22 under the Commodity Exchange Act.  A copy of the annual financial statements is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on the Registrant’s website at www.unitedstatesbrentoilfund.com.  The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Annual Financial Statements of the Registrant for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES BRENT OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner
By:
Date: March 31, 2014
	Name:	Howard Mah
	Title:	Chief Financial Officer